Exhibit 10.18

ADDENDUM TO PURCHASE CONTRACT OF MINING RIGHTS TO LUMP SUM ENTERED INTO ON MAY 6, 2004 BY CORPORATIVO MINERO, S.A. DE C.V. (HEREINAFTER REFERRED TO AS THE “SUBMITTER OF THE OFFER”) REPRESENTED BY ITS LEGAL PROXY, JOSE CONRADO TERRAZAS CANO AND SUNBURST MINING DE MEXICO, S.A. DE C.V. (HEREINAFTER REFERRED TO AS “THE EXPLORER”), REPRESENTED BY ITS LEGAL PROXY MARIO AYUB TOUCHE.

STATEMENTS

a)

To be a mining corporation legally incorporated pursuant to the laws of the Mexican Republic, legally authorized to execute the contract herein and to be the holder of the mining concessions;

b)

Its legal proxy, Jose Conrado Terrazas Cano is duly authorized to represent it and to bind it under the terms and conditions herein stated.

c)

To be the legal holder of the rights derived from the working mining concessions existing on the following mining lots (“THE LOTS”).

NAME OF THE LOT

      TITLE NO.

HECTARES

AURIFERO

196356

492

AURIFERO

196153

 60

NORTE

LA MARAVILLA

190479

 48

AQUILON UNO

208339

222

All THE LOTS are located in the Municipality of Urique, State of Chihuahua, within the jurisdiction of the Mining Agency of Chihuahua, Chih.

d)

That… THE LOTS, as holder, are up to date in the fulfillment of any and all obligations according to the Mining Act, its Ordeal and any other applicable legal provisions and, likewise, the rights derived from said existing mining concessions over the LOTS are free and clear from any lien, encumbrance or limitation of domain; and

e)

It wishes to grant THE EXPLORER the right to explore and work THE LOTS and a unilateral sale contract of the rights derived from the existing mining concessions over THE LOTS; and therefore, it is willing to execute the contract herein pursuant to the terms and conditions stated hereby.

II. THE EXPLORER states:

a)

To be a mining company legally incorporated pursuant to the laws of the Mexican Republic, legally authorized to execute the contract herein and to be the holder of  mining concessions;

b)

That its legal proxy, Mario Ayub, is duly authorized to represent it and to execute the instrument herein; and

c)

That it wishes to receive the right to explore and work THE LOTS and the right to purchase option of the rights derived from the existing mining concessions over the same, under the terms and conditions herein stated.

Pursuant to the above statements, the parties agree according to the clause:

SIXTH.  Initiation of mineral ore production and sale.  THE EXPLORER agrees to carry out its best efforts as good mine operator to work THE LOTS and to sell the mineral ore within one (1) year, at the latest, after the signature date of this contract.

Nevertheless, if two years after this contract has been executed THE EXPLORER has not initiated said work within THE LOTS, it binds itself to pay THE SUBMITTER OF THE OFFER on the anniversary date of the signature date of this contract, the amount of $120,000.00 US Dollars per year, as advance payment on account of the privileges, up and until the production work starts within THE LOTS and the privileges exceed such amount.

When once the production is initiated, it is interrupted by any reason, THE EXPLORER shall also pay to THE SUBMITTER OF THE OFFER, per year, the amount above mentioned until the production is started again.

The parties agree on an extension of 50% of the payment provided in the Sixth Clause for six months as of May 6, 2006, and both parties shall honor all rights and obligations derived from the contract, and two partial payments to be made as follows:

1.  THE EXPLORER shall pay to THE SUBMITTER OF THE OFFER a payment in advance to the amount provided in the Sixth Clause, for $10,000.00 (Ten thousand dollars US Cy. of the United States) plus the corresponding added value tax to the signature date of this contract.

2.  THE EXPLORER shall pay to THE SUBMITTER OF THE OFFER a partial payment to the amount provided in the Sixth Clause, for $50,000.00 (Ten thousand dollars US Cy. of the United States) plus the corresponding added value tax on May 6, 2006.

CHIHUAHUA, CHIH., March 24, 2006

Jose Conrado Terrazas Cano

Mario Ayub Touche

Corporativo Minero, S.A. de C. V.

Sunburst Mining de Mexico, S.A. de C.V.